UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        September 12, 2006

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.		20036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 12, 2006, Liquidity Services, Inc. (the “Company”), through its wholly-owned subsidiary Surplus Acquisition Venture, LLC (“SAV”), and the Defense Reutilization and Marketing Service (the “DRMS”) of the U.S. Department of Defense entered into a Supplemental Agreement (the “Amendment”) relating to Commercial Venture II (CV-II) (Sales Contract Number 99-0001-0002), entered into as of June 13, 2001, between SAV and the DRMS (the “Surplus Contract”), which was previously filed by the Company as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on November 14, 2005.  A copy of the Amendment and an associated press release are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.

The Amendment, which is effective as of September 12, 2006, (i) obligates the Company to implement additional physical inventory controls and (ii) increases the profit-sharing distribution payable to the Company under the Surplus Agreement (the “Profit-Sharing Distribution”) to 27.5% for the period between August 1, 2006 and November 30, 2006. From December 1, 2006 until the expiration of the Surplus Contract in July 2008, the Profit-Sharing Distribution will range from a minimum of 25.0% to a maximum of 30.5% and will be based on the results of an audit to be conducted on a calendar-year basis by (A) the U.S. Government Accountability Office, (B) another entity presenting its findings to committee or subcommittee of the United States Congress or (C) an independent third party to be selected by the Company and DRMS.  GAAP requires that the Company recognize the base profit-sharing amount on a quarterly basis, which amount will be subject to adjustment based on the results of the annual audit mentioned above.  For the period from August 1, 2006 to December 1, 2006, the base profit-sharing percentage will be 27.5%; thereafter, the base percentage will be 25.0%.

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

The following exhibits are filed as part of this report:

10.1

Amendment to Commercial Venture II (CV-II) (Sales Contract Number 99-0001-0002), dated as of September 12, 2006, between Surplus Acquisition Venture, LLC (a wholly-owned subsidiary of Liquidity Services, Inc.) and Defense Reutilization and Marketing Service of the U.S. Department of Defense.

99.1	Press Release, dated September 13, 2006, with respect to the amendment to the Surplus Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: September 13, 2006	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1

Amendment to Commercial Venture II (CV-II) (Sales Contract Number 99-0001-0002), dated as of September 12, 2006, between Surplus Acquisition Venture, LLC (a wholly-owned subsidiary of Liquidity Services, Inc.) and Defense Reutilization and Marketing Service of the U.S. Department of Defense.

99.1	Press Release, dated September 13, 2006, with respect to the amendment to the Surplus Contract.